UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report- June 16, 2009 (Date of earliest event reported)

ALLIED NEVADA GOLD CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-33119	20-5597115
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

9600 Prototype Court, Reno, Nevada 89521

(Address of principal executive offices)

(775) 358-4455

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01 Regulation FD Disclosure

On June 16, 2009 and June 17, 2009, Allied Nevada Gold Corp. issued news releases entitled “Allied Nevada Hosts Hycroft Mine Grand Opening Ceremony” and “Allied Nevada Initiates 2009 Exploration Program at Hycroft”, respectively. A copy of the news releases are attached to this Current Report as Exhibit 99.1 and 99.2.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

99.1	News release of Allied Nevada Gold Corp. dated June 16, 2009 entitled “Allied Nevada Hosts Hycroft Mine Grand Opening Ceremony”

99.2	News release of Allied Nevada Gold Corp. dated June 17, 2009 entitled “Allied Nevada Initiates 2009 Exploration Program at Hycroft”

SIGNATURES

Pursuant to requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 19, 2009	Allied Nevada Gold Corp.

	By:	/s/ Hal D. Kirby
Hal D. Kirby
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	News release of Allied Nevada Gold Corp. dated June 16, 2009 entitled “Allied Nevada Hosts Hycroft Mine Grand Opening Ceremony”

99.2	News release of Allied Nevada Gold Corp. dated June 17, 2009 entitled “Allied Nevada Initiates 2009 Exploration Program at Hycroft”